SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2005


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   0-27102                  23-2694937
        ------------                   -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)





2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02   Results of Operations and Financial Condition.

On May 2, 2005, eGames, Inc. (the "Company") issued a press release announcing its results for the third quarter ended March 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

The following document is filed as an exhibit to this report.

99.1    Press Release dated May 2, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By:/s/ Thomas W. Murphy
                                           ----------------------------------
                                           Thomas W. Murphy, Vice President
                                           and Chief Financial Officer
Dated: May 2, 2005